Exhibit 21.1

Entity ID	Entity Name	Domestic Juris
11000236941	Arthur Kill Gas Turbines LLC	Delaware
11000064501	Arthur Kill Power LLC	Delaware
11000064502	Astoria Gas Turbine Power LLC	Delaware
11000064503	Bayou Cove Peaking Power, LLC	Delaware
11000064504	Berrians I Gas Turbine Power LLC	Delaware
11000064505	Big Cajun I Peaking Power LLC	Delaware
11000064506	Big Cajun II Unit 4 LLC	Delaware
11000238298	bioNRG Tonawanda Inc.	Delaware
11000064510	Cabrillo Power I LLC	Delaware
11000064511	Cabrillo Power II LLC	Delaware
11000064514	Camas Power Boiler Limited Partnership	Oregon
11000064515	Camas Power Boiler, Inc.	Oregon
11000219506	Carlsbad Energy Center LLC	Delaware
11000067020	Central and Eastern Europe Power Fund, Ltd.	Bermuda
11000064520	Chickahominy River Energy Corp.	Virginia
11000064521	Commonwealth Atlantic Power LLC	Delaware
11000064522	Conemaugh Fuels, LLC	Delaware
11000064523	Conemaugh Power LLC	Delaware
11000064524	Connecticut Jet Power LLC	Delaware
11000064527	Devon Power LLC	Delaware
11000064528	Dunkirk Power LLC	Delaware
11000064529	Eastern Sierra Energy Company	California
11000249090	El Segundo Energy Center LLC	Delaware
11000064532	El Segundo Power II LLC	Delaware
11000064535	El Segundo Power, LLC	Delaware
11000174523	Elbow Creek Wind Project LLC	Texas
11000064537	Energy Investors Fund, L.P.	Delaware
11000064540	Energy National, Inc.	Utah
11000064627	Enfield Holdings B.V.	Netherlands
11000064637	Enifund, Inc.	Utah
11000064639	Enigen, Inc.	Utah
11000064641	ESOCO Molokai, Inc.	Utah
11000064642	ESOCO, Inc.	Utah
11000064644	Fernwärme GmbH Hohenmölsen-Webau	Germany
11000064670	GALA-MIBRAG-Service GmbH	Germany
11000256013	Garden Heights Wind Project LLC	Delaware

Entity ID	Entity Name	Domestic Juris
11000107493	GCP Funding Company, LLC	Delaware
11000292440	GenConn Devon LLC	Connecticut
11000266125	GenConn Energy LLC	Connecticut
11000292442	GenConn Middletown LLC	Connecticut
11000292441	GenConn Montville LLC	Connecticut
11000067062	Gladstone Power Station Joint Venture	Australia
11000064684	Granite II Holding, LLC	Delaware
11000064687	Granite Power Partners II, L.P.	Delaware
11000064697	Gröbener Logistick GmbH - Spedition, Handel und Transport	Germany
11000064705	Hanover Energy Company	California
11000126772	Hoffman Summit Wind Project, LLC	California
11000124352	Huntley IGCC LLC	Delaware
11000064713	Huntley Power LLC	Delaware
11000124355	Indian River IGCC LLC	Delaware
11000064722	Indian River Operations Inc.	Delaware
11000064728	Indian River Power LLC	Delaware
11000064731	Ingenieurbüro für Grundwasser GmbH	Germany
11000064736	Itiquira Energetica S.A.	Brazil
11000064738	Jackson Valley Energy Partners, L.P.	California
11000064742	James River Power LLC	Delaware
11000064743	Kaufman Cogen LP	Delaware
11000064744	Keystone Fuels, LLC	Delaware
11000064746	Keystone Power LLC	Delaware
11000064758	Kraftwerk Schkopau Betriebsgesellschaft mbH	Germany
11000065430	Kraftwerk Schkopau GbR	Germany
11000115862	Lake Erie Properties Inc.	Delaware
11000064763	Lambique Beheer B.V.	Netherlands
11000064795	Long Beach Generation LLC	Delaware
11000174792	Long Beach Peakers LLC	Delaware
11000162532	Long Beach Power LLC	Delaware
11000064800	Louisiana Generating LLC	Delaware
11000064805	LSP-Nelson Energy, LLC	Delaware
11000256012	Mason Mountain Wind Project LLC	Delaware
11000064807	Meriden Gas Turbines LLC	Delaware
11000064808	MIBRAG B.V.	Netherlands
11000064811	MIBRAG Industriekraftwerke Betriebs GmbH	Germany
11000064813	MIBRAG Industriekraftwerke GmbH & Co. KG	Germany

Entity ID	Entity Name	Domestic Juris
11000064817	MIBRAG Industriekraftwerke Vermogensverwaltungs-und Beteiligungs GmbH	Germany
11000064820	MIBRAG Industriekraftwerke Vertriebs GmbH	Germany
11000064822	Middletown Power LLC	Delaware
11000064828	Mitteldeutsche Braunkohlengesellschaft mbH	Germany
11000064830	Montan Bildungs- und Entwicklungsgesellschaft mbH	Germany
11000124358	Montville IGCC LLC	Delaware
11000064835	Montville Power LLC	Delaware
11000064837	MUEG Mitteldeutsche Umwelt- und Entsorgung GmbH	Germany
11000064842	NEO Chester-Gen LLC	Delaware
11000064844	NEO Corporation	Minnesota
11000064849	NEO Freehold-Gen LLC	Delaware
11000064855	NEO Power Services Inc.	Delaware
11000070454	Netherlands Antilles Holdco	Netherlands Antilles
11000070456	Netherlands Holdco	Netherlands
11000107492	New Genco GP, LLC	Delaware
11000249237	NINA Texas 3 LLC	Delaware
11000249239	NINA Texas 4 LLC	Delaware
11000064878	Norwalk Power LLC	Delaware
11000064879	NRG Affiliate Services Inc.	Delaware
11000064892	NRG Arthur Kill Operations Inc.	Delaware
11000071981	NRG Asia-Pacific, Ltd.	Delaware
11000064894	NRG Astoria Gas Turbine Operations Inc.	Delaware
11000255803	NRG Astoria Power LLC	Delaware
11000064895	NRG Audrain Generating LLC	Delaware
11000064897	NRG Audrain Holding LLC	Delaware
11000064900	NRG Bayou Cove LLC	Delaware
11000064904	NRG Bourbonnais Equipment LLC	Delaware
11000064906	NRG Bourbonnais LLC	Illinois
11000064908	NRG Brazos Valley GP LLC	Delaware
11000065027	NRG Brazos Valley LP LLC	Delaware
11000065028	NRG Cabrillo Power Operations Inc.	Delaware
11000065031	NRG Cadillac Inc.	Delaware
11000065035	NRG Cadillac Operations Inc.	Delaware
11000065038	NRG California Peaker Operations LLC	Delaware
11000065040	NRG Capital II LLC	Delaware
11000232382	NRG Carlsbad Equipment Company LLC	Nevada
11000065042	NRG Caymans Company	Cayman Islands

Entity ID	Entity Name	Domestic Juris
11000065044	NRG Caymans-C	Cayman Islands
11000065048	NRG Caymans-P	Cayman Islands
11000214460	NRG Cedar Bayou Development Company, LLC	Delaware
11000246152	NRG Coal Development Company LLC	Delaware
11000065054	NRG ComLease LLC	Delaware
11000131462	NRG Common Stock Finance I LLC	Delaware
11000131463	NRG Common Stock Finance II LLC	Delaware
11000065056	NRG Connecticut Affiliate Services Inc.	Delaware
11000244732	NRG Connecticut Peaking Development LLC	Delaware
11000211128	NRG Construction LLC	Delaware
11000065067	NRG Development Company Inc.	Delaware
11000065070	NRG Devon Operations Inc.	Delaware
11000065080	NRG Dunkirk Operations Inc.	Delaware
11000257846	NRG El Segundo Equipment Company LLC	Nevada
11000065082	NRG El Segundo Operations Inc.	Delaware
11000065085	NRG Energy Center Dover LLC	Delaware
11000073351	NRG Energy Center Harrisburg LLC	Delaware
11000065088	NRG Energy Center Minneapolis LLC	Delaware
11000065090	NRG Energy Center Paxton LLC	Delaware
11000065093	NRG Energy Center Pittsburgh LLC	Delaware
11000065095	NRG Energy Center Rock Tenn LLC	Delaware
11000065097	NRG Energy Center San Diego LLC	Delaware
11000067628	NRG Energy Center San Francisco LLC	Delaware
11000065105	NRG Energy Center Smyrna LLC	Delaware
11000065109	NRG Energy Center Washco LLC	Delaware
11000065117	NRG Energy Insurance, Ltd.	Cayman Islands
11000065119	NRG Energy Jackson Valley I, Inc.	California
11000065120	NRG Energy Jackson Valley II, Inc.	California
11000065122	NRG Energy, Inc.	Delaware
11000065241	NRG Engine Services LLC	Delaware
11000227590	NRG Equipment Company LLC	Nevada
11000214480	NRG Gas Development Company, LLC	Delaware
11000108081	NRG Generation Holdings, Inc.	Delaware
11000065125	NRG Gladstone Operating Services Pty Ltd	Australia
11000065131	NRG Granite Acquisition LLC	Delaware
11000169402	NRG Harrisburg Cooling LLC	Delaware
11000232395	NRG Hoffman Summit Equipment Company LLC	Nevada

Entity ID	Entity Name	Domestic Juris
11000232393	NRG Hoffman Summit Procurement Company LLC	Nevada
11000209515	NRG Holdings, Inc.	Delaware
11000065132	NRG Huntley Operations Inc.	Delaware
11000065135	NRG Ilion Limited Partnership	Delaware
11000065137	NRG Ilion LP LLC	Delaware
11000065140	NRG International Holdings (No. 2) GmbH	Switzerland
11000065145	NRG International II Inc.	Delaware
11000065147	NRG International III Inc.	Delaware
11000073401	NRG International LLC	Delaware
11000065153	NRG Kaufman LLC	Delaware
11000065155	NRG Latin America Inc.	Delaware
11000246153	NRG Limestone 3, LLC	Delaware
11000162533	NRG Maintenance Services LLC	Delaware
11000211601	NRG Merger Sub, Inc.	Delaware
11000065162	NRG Mesquite LLC	Delaware
11000065165	NRG Mextrans Inc.	Delaware
11000065167	NRG MidAtlantic Affiliate Services Inc.	Delaware
11000065172	NRG Middletown Operations Inc.	Delaware
11000065175	NRG Montville Operations Inc.	Delaware
11000073422	NRG Nelson Turbines LLC	Delaware
11000065490	NRG New Jersey Energy Sales LLC	Delaware
11000065182	NRG New Roads Holdings LLC	Delaware
11000065183	NRG North Central Operations Inc.	Delaware
11000065184	NRG Northeast Affiliate Services Inc.	Delaware
11000065187	NRG Norwalk Harbor Operations Inc.	Delaware
11000065189	NRG Operating Services, Inc.	Delaware
11000065191	NRG Oswego Harbor Power Operations Inc.	Delaware
11000065193	NRG PacGen Inc.	Delaware
11000065492	NRG Peaker Finance Company LLC	Delaware
11000239569	NRG Power Marketing LLC	Delaware
11000227500	NRG Procurement Company LLC	Nevada
11000238288	NRG Repowering Holdings LLC	Delaware
11000065205	NRG Rockford Acquisition LLC	Delaware
11000065207	NRG Rockford Equipment II LLC	Illinois
11000065210	NRG Rockford Equipment LLC	Illinois
11000065212	NRG Rockford II LLC	Illinois
11000065213	NRG Rockford LLC	Illinois

Entity ID	Entity Name	Domestic Juris
11000065215	NRG Rocky Road LLC	Delaware
11000065217	NRG Saguaro Operations Inc.	Delaware
11000267060	NRG SanGencisco LLC	Delaware
11000065219	NRG Services Corporation	Delaware
11000219510	NRG Sherbino LLC	Delaware
11000065222	NRG South Central Affiliate Services Inc.	Delaware
11000065223	NRG South Central Generating LLC	Delaware
11000065226	NRG South Central Operations Inc.	Delaware
11000107587	NRG South Texas LP	Texas
11000254210	NRG Southaven LLC	Delaware
11000269581	NRG Southern California Holdings LLC	Delaware
11000065232	NRG Sterlington Power LLC	Delaware
11000065235	NRG Telogia Power LLC	Delaware
11000106682	NRG Texas LLC	Delaware
11000211671	NRG Texas Power LLC	Delaware
11000227570	NRG Texas Retail LLC	Delaware
11000065236	NRG Thermal LLC	Delaware
11000065243	NRG Victoria I Pty Ltd	Australia
11000065246	NRG West Coast LLC	Delaware
11000065247	NRG Western Affiliate Services Inc.	Delaware
11000214521	NRG Wind Development Company, LLC	Delaware
11000065250	NRGenerating German Holdings GmbH	Switzerland
11000065254	NRGenerating Holdings (No. 24) B.V.	Netherlands
11000065470	NRGenerating II (Gibraltar)	Gibraltar
11000065259	NRGenerating International B.V.	Netherlands
11000065286	NRGenerating Luxembourg (No. 1) S.a.r.l.	Luxembourg
11000068941	NRGenerating Luxembourg (No. 2) S.a.r.l.	Luxembourg
11000249233	Nuclear Innovation North America Investments LLC	Delaware
11000249210	Nuclear Innovation North America LLC	Delaware
11000065292	O Brien Cogeneration, Inc. II	Delaware
11000065294	ONSITE Energy, Inc.	Oregon
11000065296	Oswego Harbor Power LLC	Delaware
11000065303	P.T. Dayalistrik Pratama	Indonesia
11000065304	Pacific Crockett Holdings, Inc.	Oregon
11000065307	Pacific Generation Company	Oregon
11000065309	Pacific Generation Holdings Company	Oregon
11000065311	Pacific-Mt. Poso Corporation	Oregon

Entity ID	Entity Name	Domestic Juris
11000126763	Padoma Wind Power, LLC	California
11000255975	Padoma Wind Project Holdings LLC	Delaware
11000065313	Project Finance Fund III, L.P.	Delaware
11000256011	Rocksprings Wind Project LLC	Delaware
11000065319	Saale Energie GmbH	Germany
11000065320	Saale Energie Services GmbH	Germany
11000065321	Sachsen Holding B.V.	Netherlands
11000065420	Saguaro Power Company, a Limited Partnership	California
11000065322	Saguaro Power LLC	Delaware
11000065323	San Joaquin Valley Energy I, Inc.	California
11000065324	San Joaquin Valley Energy IV, Inc.	California
11000065325	San Joaquin Valley Energy Partners I, L.P	California
11000126773	San Juan Mesa Wind Project II, LLC	Delaware
11000258008	Sherbino I Wind Farm LLC	Delaware
11000065326	Somerset Operations Inc.	Delaware
11000065327	Somerset Power LLC	Delaware
11000065328	Statoil Energy Power/Pennsylvania, Inc.	Pennsylvania
11000065332	Sunshine State Power (No. 2) B.V.	Netherlands
11000065340	Sunshine State Power B.V.	Netherlands
11000065341	Tacoma Energy Recovery Company	Delaware
11000107494	Texas Genco Financing Corp.	Delaware
11000107590	Texas Genco GP, LLC	Texas
11000107464	Texas Genco Holdings, Inc.	Texas
11000107504	Texas Genco LP, LLC	Delaware
11000107503	Texas Genco Operating Services, LLC	Delaware
11000107585	Texas Genco Services, LP	Texas
11000065347	Tosli Acquisition B.V.	Netherlands
11000065348	Turners Falls Limited Partnership	Delaware
11000065350	Vienna Operations Inc.	Delaware
11000065351	Vienna Power LLC	Delaware
11000065352	WCP (Generation) Holdings LLC	Delaware
11000065353	West Coast Power LLC	Delaware
11000256010	Whistler Ridge Wind Project LLC	Delaware